SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
               ____________________________________________________

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1933

                               December 20, 2004
                Date of Report (Date of earliest event reported)
               ____________________________________________________

                            BRONCO ENERGY FUND, INC.
             (Exact name of registrant as specified in its charter)

                            GREEN CLOVER LUCK CORP.
                          (Former name of registrant)

                                  814-00690
                           (Commission File Number)

                                    Nevada
                   (State or other jurisdiction of incorporation)

                                  86-0972709
                      (IRS Employer Identification Number)

  2920 N. Swan Suite 206, Tucson AZ 		       85712
(Address of principal executive offices)            (ZIP Code)

                                (866) 305-1755
            (Telephone number, including area code of agent for service)

                             GREEN CLOVER LUCK CORP.
           (Former name or former address, if changed since last report.)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
       _____________________________________________________________



Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers. On December 20, 2004, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected John Sylvester to fill a vacancy on the Board. Mr. Sylvester was elected as a director and Mr. Sylvester has accepted this appointment. His biographical information is:

	John Sylvester is currently a captain for Southwest Airlines and also works as an F-16 A/B Military Instructor Pilot for the Arizona Air National Guard. He presently serves as the 162nd Fighter Wing Airspace Manager and was previously an A-6E Squadron Attack Pilot. Mr. Sylvester is certified as an Airline Transport Pilot for multiengine, land airplanes and a Certified Flight Instructor for single engine, land airplanes. He is also a Certified Aircraft Mechanic for Airframes and Power plants and has a FAA First Class Medical certificate with no restrictions. Mr. Sylvester earned a B.S. in political science from the U.S. Naval Academy in 1984.

On December 20, 2004, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Brian Delfs to fill a vacancy on the Board. Mr. Delfs was elected as a director and Mr. Delfs has accepted this appointment. His biographical information is:

	Mr. Delfs has a strong background in public service and political involvement. Throughout his career as a firefighter, he has also held offices in the Local, State and International unions. He is currently the Local President of the Tucson Firefighters Association, and is the Southern Arizona Trustee of the Professional Firefighters of Arizona. In addition to emergency response, Mr. Delfs has extensive experience in media relations, fire investigation and code compliance issues. As a Commissioner of the Industrial Commission of Arizona, Mr. Delfs is a registered lobbyist in the State of Arizona. He has also honed his advocacy skills in Washington, D.C., where he lobbies for emergency responder issues on Capitol Hill.

Mr. Delfs is appointed by the Governor to oversee the Arizona Division of Occupational Safety and Health, the Industrial Injury Claims Division, the Administrative Law Division, the Self Insurance Authority Division and the State Special Fund. Mr. Delfs has served on numerous boards and committees, including: the State Public Safety Retirement System Board, the Pima Association of Government?s Regional Transportation Authority, the City of Tucson Fire Code Committee, the Governor?s Committee on EMT Licensure, and the State of Arizona Arson Task Force. As a consultant, Mr. Delfs teaches courses in hazardous materials management, the HazCom standard, media relations and negotiation technique. Mr. Delfs has a long history of community involvement, volunteering with the United Way of Arizona, the American Cancer Society, the Muscular Dystrophy Association, and as a youth football coach.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a)

Financial Statements of Business Acquired



None.

(b)

Pro Forma Financial Statements

None

(c)

Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Beaver, Utah on the 20th day of December, 2004.

Bronco Energy Fund, Inc.


By: ___/s/ Dan Baker_________
       Dan Baker
       Chief Executive Officer

EXHIBIT INDEX

Exhibits

None.